UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2002

AMYLIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19700	33-0266089
(Commission File No.)	(IRS Employer Identification No.)

9373 Towne Centre Drive
San Diego, California 92122
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 552-2200

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 1.1
EXHIBIT 5.1

ITEM 5. OTHER EVENTS.

     Attached as Exhibit 1.1 hereto and incorporated by reference herein is the form of Underwriting Agreement by and among Amylin Pharmaceuticals, Inc. (the “Company”) and Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the several underwriters, to be used in connection with the proposed public offering of 10,500,000 shares (the “Offering Shares”) of the Company’s common stock, par value $0.001 per share, and the granting of an over-allotment option to purchase 1,575,000 shares (which, together with the Offering Shares, are referred to herein as the “Shares”) of the Company’s common stock to the underwriters pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-75066). The Company filed with the Securities and Exchange Commission on January 29, 2002, a preliminary prospectus supplement dated January 28, 2002, relating to the issuance and sale of the Shares. Attached as Exhibit 5.1 is the opinion of Cooley Godward LLP relating to the legality of the Shares.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

Number	Description

1.1	Form of Underwriting Agreement by and among Amylin Pharmaceuticals, Inc., Goldman Sachs & Co. and Lehman Brothers Inc.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: February 11, 2002	By:	/s/ Mark G. Foletta

Mark G. Foletta Vice President and Chief Financial Officer

INDEX TO EXHIBITS

1.1	Form of Underwriting Agreement by and among Amylin Pharmaceuticals, Inc., Goldman Sachs & Co. and Lehman Brothers Inc.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1